EXHIBIT 32.1

         CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         I, John R. Signorello, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of IceWEB, Inc. on Form 10-KSB/A for the fiscal year ended September 30, 2004:

         1. That such report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. That information contained in such Annual Report on Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of IceWEB, Inc.

November 9, 2005                  By: /s/ John R. Signorello
                                      ----------------------
                                      John R. Signorello, CEO,
                                      principal executive officer and
                                      principal financial and accounting officer